Rule 497(k)
File No. 333-182308

First Trust Exchange-Traded Fund VI

(the “Trust”)

LARGE CAP US EQUITY SELECT ETF

(the “Fund”)

SUPPLEMENT TO THE SUMMARY PROSPECTUS, PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 21, 2024

Important Notice Regarding Change in Investment Objective

Notwithstanding anything to the contrary in the Fund’s Summary Prospectus, Prospectus or Statement of Additional Information, on or around March 4, 2024, the Fund will seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Bloomberg Shareholder Yield Index (the “New Index”). Currently, the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq Riskalyze US Large CapTM Index. According to Bloomberg Index Services Limited, the index provider to the New Index, the New Index tracks the performance of US large- and mid-capitalization companies that have a track record of returning value to shareholders through dividends, buybacks and debt reduction in a manner that is within their capacity. Bloomberg Index Services Limited has retained Nasdaq, Inc. to calculate and maintain the New Index.

Additionally, on or around March 4, 2024, the Fund’s name is expected to change to First Trust Bloomberg Shareholder Yield ETF and its new ticker symbol is expected to be SHRY. The Fund’s shares will continue to be listed for trading on Nasdaq, Inc. and Bloomberg Index Services Limited will serve as the Fund’s index provider.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE